Exhibit 99.1

Mattersight Announces Second Quarter 2013 Results

CHICAGO, IL, August 7, 2013 – Mattersight Corporation (Nasdaq: MATR) today announced financial results for the second quarter ended June 30, 2013.

Mattersight’s total services revenue was $7.9 million, including $6.4 million of subscription revenues. The Company realized an “Adjusted Earnings¹” loss of $0.4 million for the second quarter of 2013. Adjusted Earnings is a non-GAAP measure. For a reconciliation of operating loss to Adjusted Earnings, see the accompanying schedule. Mattersight’s net loss was $3.3 million in the second quarter of 2013.

Q2 Highlights

•	Recorded incremental ACV bookings of $3.7 million

•	Signed five new routing pilots

•	Signed a total of seven new pilots; six of which were new logos

•	Ended the quarter with a record twenty-two pilots

•	Converted two Performance Management pilots

Q3 Guidance

Mattersight currently expects its total revenues will increase by approximately 5% sequentially in the third quarter of 2013.

Conference Call Information

Mattersight management will host a conference call at 5:00 p.m. ET on Wednesday, Aug 7, 2013. The conference call and slide presentation will be available at the Investment Community section of Mattersight’s website at http://www.mattersight.com/investment/. To listen to the conference call via telephone, please call 800.952.4789 (domestic) or 404.665.9579 (international), conference ID: 21268667.

For those who cannot access the live broadcast, a replay of the conference call will be available beginning approximately two hours after the live call is completed until September 7, 2013, by dialing 855.859.2056 (domestic) or 404.537.3406 (international), conference ID: 21268667.

Safe Harbor for Forward-Looking Statements

Statements in this press release that are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In addition to other factors and matters contained or incorporated in this document, important factors that could

Mattersight Corporation	200 S. Wacker Dr. Suite 820 Chicago, IL 60606 t 877 235 6925 f 312 454 3501 www.mattersight.com cause actual results or events to differ materially from those indicated by such forward-looking statements include, among other things, the risks detailed from time to time in Mattersight’s SEC filings. You can locate these filings on the Investor Relations page of Mattersight’s website, www.mattersight.com. Statements included or incorporated by reference into this press release are based upon information known to Mattersight as of the date of this press release, and the company assumes no obligation to publicly revise or update any forward-looking statement for any reason.

About Mattersight

Mattersight is a leader in enterprise analytics focused on customer and employee interactions and behaviors. Mattersight’s Behavioral Analytics service captures and analyzes customer and employee interactions, employee desktop data, and other contextual information to improve operational performance and predict future customer and employee outcomes. Mattersight’s analytics are based on millions of proprietary algorithms and the application of unique behavioral models. The company’s SaaS+ delivery model combines analytics in the cloud with deep customer partnerships to drive significant business value. Mattersight’s applications are used by leading companies in Healthcare, Insurance, Financial Services, Telecommunications, Cable, Utilities, Education, Hospitality, and Government. See What Matters™ by visiting www.Mattersight.com.

1.	Mattersight presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted Earnings provide investors with a better understanding of the results of Mattersight’s operations. Management believes that Adjusted Earnings reflect Mattersight’s resources available to invest in its business and strengthen its balance sheet. In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current-period operating performance. Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted. The Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

Contact

Mark Iserloth

Vice President and Chief Financial Officer

312.454.3613

ir@mattersight.com

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MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except per share data)

	For the		For the
	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Revenue:
Behavioral Analytics revenue	$7,566	$7,557	$15,760	$16,113
Other revenue	349	376	671	721

Total services revenue	7,915	7,933	16,431	16,834
Reimbursed expenses	49	102	131	200

Total revenue	7,964	8,035	16,562	17,034
Operating expenses:
Cost of Behavioral Analytics revenue	2,514	2,947	5,237	6,135
Cost of other revenue	198	187	354	391

Cost of services	2,712	3,134	5,591	6,526
Reimbursed expenses	49	102	131	200

Total cost of revenue, exclusive of depreciation and amortization shown below:	2,761	3,236	5,722	6,726
Sales, marketing and development	5,394	5,447	11,624	10,631
General and administrative	2,113	2,007	4,384	3,963
Severance and related costs	—	14	—	693
Depreciation and amortization	913	755	1,879	1,622

Total operating expenses	11,181	11,459	23,609	23,635

Operating loss	(3,217)	(3,424)	(7,047)	(6,601)
Interest and other expense, net	(97)	(113)	(188)	(215)

Loss from continuing operations before income taxes	(3,314)	(3,537)	(7,235)	(6,816)
Income tax (provision) benefit	(9)	(11)	239	(21)

Loss from continuing operations	(3,323)	(3,548)	(6,996)	(6,837)
Loss from discontinued operations, net of tax	—	(23)	—	(104)

Net loss	(3,323)	(3,571)	(6,996)	(6,941)
Dividends related to Series B Stock	(147)	(148)	(294)	(297)

Net loss available to Common Stock holders	$(3,470)	$(3,719)	$(7,290)	$(7,238)

Per share of Common Stock:
Basic loss from continuing operations	$(0.21)	$(0.23)	$(0.44)	$(0.45)

Basic loss from discontinued operations	$—	$—	$—	$(0.01)

Basic net loss available to Common Stock holders	$(0.21)	$(0.23)	$(0.44)	$(0.46)

Per share of Common Stock:
Diluted loss from continuing operations	$(0.21)	$(0.23)	$(0.44)	$(0.45)

Diluted loss from discontinued operations	$—	$—	$—	$(0.01)

Diluted net loss available to Common Stock holders	$(0.21)	$(0.23)	$(0.44)	$(0.46)

Shares used to calculate basic net loss per share	16,469	15,966	16,394	15,858

Shares used to calculate diluted net loss per share	16,469	15,966	16,394	15,858

Stock-based compensation, primarily restricted stock, is included in individual line items above:
Cost of Behavioral Analytics revenue	$55	$5	$59	$11
Sales, marketing and development	1,302	557	2,151	1,254
General and administrative	539	314	1,057	714
Severance and related costs	—	—	—	268

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MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited and in thousands)

	For the		For the
	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net loss	$(3,323)	$(3,571)	$(6,996)	$(6,941)
Other comprehensive loss:
Effect of currency translation	3	(7)	(5)	(2)

Comprehensive net loss	$(3,320)	$(3,578)	$(7,001)	$(6,943)

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MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	June 30, 2013	December 31, 2012
ASSETS:
Current Assets:
Cash and cash equivalents	$10,875	$14,419
Receivables (net of allowances of $15 and $12)	2,921	2,568
Prepaid expenses	4,943	4,359
Other current assets	330	305

Total current assets	19,069	21,651
Equipment and leasehold improvements, net	5,444	4,727
Goodwill	972	972
Intangibles, net	274	236
Other long-term assets	3,881	3,776

Total assets	$29,640	$31,362

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current Liabilities:
Short-term debt	$6,096	$3,703
Accounts payable	1,158	781
Accrued compensation and related costs	1,262	1,335
Unearned revenue	5,464	5,853
Other current liabilities	2,811	2,889

Total current liabilities	16,791	14,561
Long-term unearned revenue	1,511	2,374
Other long-term liabilities	1,837	1,231

Total liabilities	20,139	18,166

Series B Stock, $0.01 par value; 5,000,000 shares authorized and designated; 1,649,122 and 1,649,201 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively, with a liquidation preference of $8,999 and $8,705 at June 30, 2013 and December 31, 2012, respectively	8,411	8,411

Stockholders’ Equity:
Preferred stock, $0.01 par value; 35,000,000 shares authorized; none issued and outstanding	—	—
Common Stock, $0.01 par value; 50,000,000 shares authorized; 18,827,937 and 18,407,848 shares issued at June 30, 2013, and at December 31, 2012, respectively; and 17,347,911 and 17,114,880 outstanding at June 30, 2013 and December 31, 2012, respectively	188	184
Additional paid-in capital	220,670	216,667
Accumulated deficit	(207,996)	(201,000)
Treasury stock, at cost, 1,480,026 and 1,292,968 shares at June 30, 2013 and December 31, 2012, respectively	(7,728)	(7,027)
Accumulated other comprehensive loss	(4,044)	(4,039)

Total stockholders’ equity	1,090	4,785

Total liabilities and stockholders’ equity	$29,640	$31,362

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MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited and in thousands)

	For the
	Six Months Ended June 30,
	2013	2012
Cash Flows from Operating Activities:
Net loss	$(6,996)	$(6,941)
Less: net loss from discontinued operations	—	(104)

Net loss from continuing operations	(6,996)	(6,837)
Adjustments to reconcile net loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	1,879	1,622
Stock-based compensation	3,267	1,979
Severance and related costs	—	268
Other	3	(2)
Changes in assets and liabilities:
Receivables	(356)	720
Prepaid expenses	137	(1,035)
Other assets	(11)	(276)
Accounts payable	378	708
Accrued compensation and related costs	55	(181)
Unearned revenue	(1,252)	(4,088)
Other liabilities	(367)	(195)

Total adjustments	3,733	(480)

Net cash used in continuing operations	(3,263)	(7,317)
Net cash used in discontinued operations	—	(179)

Net cash used in operating activities	(3,263)	(7,496)

Cash Flows from Investing Activities:
Capital expenditures and other	(882)	(900)

Net cash used in continuing investing activities	(882)	(900)
Net cash used in discontinued investing activities	—	—

Net cash used in investing activities	(882)	(900)

Cash Flows from Financing Activities:
Proceeds from line of credit	2,400	3,691
Decrease in restricted cash	—	1,500
Proceeds from stock compensation and employee stock purchase plans, net	81	233
Purchase of shares of Series B Stock	—	(3,743)
Principal payments under capital lease obligations	(1,165)	(1,070)
Acquisition of treasury stock	(701)	(797)
Payment of Series B Stock dividends	—	(300)
Fees from issuance of Common Stock	—	(49)

Net cash provided by (used in) continuing financing activities	615	(535)
Net cash used in discontinued financing activities	—	—

Net cash provided by (used in) financing activities	615	(535)

Effect of exchange rate changes on cash and cash equivalents by continuing operations	(14)	(3)
Effect of exchange rate changes on cash and cash equivalents by discontinued operations	—	—

Effect of exchange rate changes on cash and cash equivalents	(14)	(3)

Decrease in cash and cash equivalents	(3,544)	(8,934)
Cash and cash equivalents, beginning of period	14,419	29,408

Cash and cash equivalents of continuing operations, end of period	$10,875	$20,474

Non-Cash Investing and Financing Transactions:
Capital lease obligations incurred	$1,752	$987
Capital equipment purchased on credit	1,752	987
Supplemental Disclosures of Cash Flow Information:
Interest paid	$172	$214

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CALCULATION OF ADJUSTED EARNINGS MEASURE

(Unaudited and in thousands)

	For the		For the
	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
GAAP — Operating loss	$(3,217)	$(3,424)	$(7,047)	$(6,601)

Add back (reduce) the effect of:
Stock-based compensation	1,896	876	3,267	1,979
Severance and related costs	—	14	—	693
Depreciation and amortization	913	755	1,879	1,622

Adjusted earnings measure — loss	$(408)	$(1,779)	$(1,901)	$(2,307)

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